ORDINARY SHARES	12 Months Ended
Dec. 31, 2012
ORDINARY SHARES
ORDINARY SHARES

21. ORDINARY SHARES

        In April 2010, the Company issued 5,810,320 ordinary shares with a fair value of $4.50 per share as part of the acquisition consideration of movie theaters (Note 3(a)).

        In July 2010, the Company issued 317,072 ordinary shares to Mr. Jeffrey Chan for a total cash consideration of $2,000,000 due to the exercise of his options.

        Upon the completion of the Company's IPO in December 2010, 11,740,000 American Depositary Shares (representing 5,870,000 ordinary shares) were issued with proceeds of US$89,245,119 (net of issuance cost of 3,559,581). At the same time, 3,175,631 Series A convertible redeemable preferred shares and 3,690,577 Series B convertible redeemable preferred shares were automatically converted into 5,849,856 and 3,690,577 ordinary shares at the conversion ratio of 1:1.8421 and 1:1, respectively.

        On June 10, 2011, the Company issued a total of 1,052,865 ordinary shares which are held by a depositary bank for future delivery to the employees and non-employees upon exercise of vested share options or vesting of nonvested shares granted. The issued ordinary shares are not considered as outstanding shares until they are delivered to the employees or non-employees upon exercise of vested share options or vesting of nonvested shares granted. During the years ended December 31, 2011 and December 31, 2012, 39,608 and 348,168 ordinary shares out of such 1,052,865 shares had been delivered to the employees upon exercise of their share options. As a result, 1,013,257 and 665,089 issued ordinary shares were excluded from the outstanding shares as of December 31, 2011 and December 31, 2012, respectively, and also were excluded from the computation of basic and diluted EPS.